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                                                                   Exhibit  23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation of our report dated December 1, 2000, which is incorporated in this Form SB-2 Registration statement.




Hurley & Company
Granada Hills, California
June 12, 2001